SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT — October 16, 2003

(Date of Earliest Event Reported)

AK STEEL HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Commission File No. 1-13696

Delaware	31-1401455
(State of Incorporation)	(I.R.S. Employer Identification No.)

703 Curtis Street, Middletown, OH	45043
(Address of principal executive offices)	Zip Code

Registrant’s telephone number, including area code:  (513) 425-5000

Item 5.	Other Events.

On October 16, 2003, AK Steel issued a press release, a copy of which is attached hereto as Exhibit No. 99.1 and incorporated by reference herein, announcing the appointment of James L. Wainscott as president, chief executive officer and member of the board of directors, and Robert H. Jenkins as chairman of the board.

Item 7.	Exhibit.

(c)	Exhibit:

99.1	Press Release dated October 16, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AK STEEL HOLDING CORPORATION

By:	/S/ DAVID C. HORN
David C. Horn
Secretary

Dated:  October 16, 2003

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued on October 16, 2003